Exhibit 10.2

FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT, dated as of September 14, 2019 (this “Forbearance Agreement”), with respect to (i) the Credit Agreement, dated as of May 24, 2012 (as amended, restated, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Acquisition, LLC, a Delaware limited liability company (successor-by-merger to EPE Holdings, LLC) (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and together with the Administrative Agent, in either or each applicable capacity, the “Agent Bank”), the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto, and (ii) the Hedge Agreements described on Schedule I attached hereto, together with any Hedge Transactions in effect on the Forbearance Effective Date entered into under any such Hedge Agreements (the “Subject Hedge Agreements”).  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

W I T N E S S E T H:

WHEREAS, the Borrower and Holdings have heretofore entered into the Credit Agreement pursuant to which, upon the terms and conditions stated therein, the Issuing Banks have issued Letters of Credit and the Lenders have made loans and other extensions of credit to or for the benefit of the Borrower and its Restricted Subsidiaries.

WHEREAS, the Borrower and its Restricted Subsidiaries and certain Hedge Banks have entered into Hedge Transactions under the Subject Hedge Agreements.

WHEREAS, the Credit Parties have executed and delivered Guarantees, Security Documents and other Credit Documents to guaranty and secure, among other obligations, the Secured Obligations under the Credit Agreement and Hedge Transactions under the Subject Hedge Agreements.

WHEREAS, the Borrower delivered to the Administrative Agent a Notice of Default dated August 15, 2019, with respect to the Borrower’s failure to pay interest due on August 15, 2019, pursuant to that certain Indenture dated February 6, 2017 (the “Subject Indenture”), among the Borrower, Everest Acquisition Finance Inc., the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee, which constituted a default under Section 6.01(a) of the Subject Indenture and a Default under the Section 11.4 of the Credit Agreement, and which Default will become an Event of Default under the Credit Agreement and may become a Hedge Default (as defined below) under one or more of the Subject Hedge Agreements, in each case, if such interest payment is not paid on or before the expiry of the grace period specified in the Subject Indenture (such Defaults and Events of Default, herein the “Specified Events of Default”).

WHEREAS, in accordance with and subject to the terms of the Credit Agreement, the Majority Lenders may direct the Administrative Agent to exercise remedies as set forth therein in respect of any Event of Default under the Credit Agreement.

WHEREAS, the Credit Parties have requested that the Agent Bank, each Issuing Bank, the Lenders, and the Hedge Banks party to the Subject Hedge Agreement, upon certain terms and conditions set forth in this Forbearance Agreement, forbear from exercising their rights and remedies for a limited period expiring on the Forbearance Termination Date (as defined below) arising as a result of the occurrence and continuation of the Specified Events of Default as provided herein.

WHEREAS, the Agent Bank, each Issuing Bank party hereto, the Lenders party hereto (the “Consenting Lenders”), which Consenting Lenders constitute the Majority Lenders, and each Hedge Bank party hereto (each, a “Consenting Hedge Bank”), are willing to grant such forbearance subject to the terms and conditions of this Forbearance Agreement and the other Credit Documents.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                    Defined Terms. the following terms, for the purposes of this Forbearance Agreement, shall have the following meanings:

(a)                                 “Forbearance Effective Date” has the meaning given to such term in Section 3.1 hereof.

(b)                                 “Forbearance Period” means the period commencing on the Forbearance Effective Date and continuing until the Forbearance Termination Date.

(c)                                  “Forbearance Termination Date” means on the earlier of (i) September 22, 2019 at 11:59 p.m. (New York City time), or (ii) the date on which a Forbearance Termination Event occurs.

(d)                                 “Forbearance Termination Event” means the occurrence of any of the following events: (i) any Event of Default, other than the Specified Events of Default, shall occur or shall have occurred under the Credit Agreement or any of the Credit Documents or (ii) that certain Forbearance Agreement, dated as of the date hereof (the “Subject Indenture Forbearance Agreement”), among EP Energy LLC and Everest Acquisition Finance Inc., as issuers, the subsidiary guarantors party thereto, and the beneficial holders and/or investment advisors or managers of discretionary accounts for such beneficial holders of the notes issued under the Subject Indenture shall terminate or otherwise cease to be in full force and effect, or shall be amended or otherwise modified (other than any amendment or modification to extend the termination date thereof or waive compliance by any Obligor (as defined in the Subject Indenture) with any covenant thereunder).

(e)                                  “Hedge Default” means an Event of Default or Termination Event, in each case, as defined in any applicable Hedge Agreement.

ARTICLE II
FORBEARANCE

Section 2.1                                    Acknowledgement of Specified Events of Default.  Each of the Borrower, Holdings and each other Credit Party acknowledges and agrees as follows:

(a)                                 Each Credit Party specifically acknowledges the potential existence and continuance of the Specified Events of Default;

(b)                                 None of Agent Bank, any Issuing Bank, any Consenting Lender or any Consenting Hedge Bank has waived any of its respective rights, powers or remedies with respect to the Specified Events of Default (or any other Default or Event of Default), and no course of dealing or any passage of time on account of the Forbearance Period shall be considered or used as a basis for asserting an untimely exercise of any such party’s rights as to the Specified Events of Default or otherwise prejudice any such right, power, or remedy;

(c)                                  Subject to the terms of this Forbearance Agreement, upon the occurrence of any Specified Event of Default, the Administrative Agent and the Majority Lenders have the right to accelerate the principal of, and any accrued interest and fees in respect of, any or all Loans and any or all Obligations owing under the Credit Agreement or the other Credit Documents and to make demands upon the Borrower, Holdings and each other Credit Party for the payment in full of the Obligations owing under the Credit Agreement or any other Credit Document in accordance therewith; and

(d)                                 Subject to the terms of this Forbearance Agreement, upon the occurrence of any Specified Event of Default that constitutes a Hedge Default, each Hedge Bank has the right to exercise remedies with respect to any Hedge Transactions to which it is a party (including terminating such Hedge Transactions and setting off in accordance with any applicable agreements any final settlement payments thereunder against the principal of, and any accrued interest and fees in respect of, any or all Loans and any or all Obligations owing under the Credit Agreement or the other Credit Documents) and to make demands upon the Borrower, Holdings and each other Credit Party for the payment in full of the Obligations owing under any Hedge Agreement to with such Hedge Bank is a party in accordance with any such Hedge Agreement.

Section 2.2                                    Agreement to Forbear.  In reliance on the representations, warranties, covenants and agreements contained in this Forbearance Agreement, and subject to the satisfaction of each condition precedent set forth in Section 3.1 hereof, but only so long as the Forbearance Termination Date shall not have occurred, the Agent Bank, each Issuing Bank, each Consenting Lender and each Consenting Hedge Bank hereby agree to forbear during the Forbearance Period from exercising their rights and remedies under the Credit Documents, any Subject Hedge Agreement and applicable law arising as a result of the occurrence or continuance of the Specified Events of Default.  Notwithstanding the foregoing, the forbearance granted by the Agent Bank, the Issuing Banks, the Consenting Lenders and the Consenting Hedge Banks shall not constitute, and shall not be deemed to constitute a waiver or relinquishment of (x) the Specified

Events of Default or of any other Default or Event of Default under the Credit Documents or (y) the Specified Events of Default or of any other Hedge Default under any Subject Hedge Agreement, and each such party hereby expressly reserves all rights, remedies, and claims under the Credit Documents and any Subject Hedge Agreement, as applicable.  On and after the Forbearance Termination Date, the agreement hereunder of the Agent Bank, each Issuing Bank, each Consenting Lender and each Consenting Hedge Bank to forbear shall terminate automatically without further act or action by any of the Agent Bank, any Issuing Bank, any Lender or any Hedge Bank, and the Agent Bank, the Issuing Banks, the Lenders and the Hedge Banks shall be entitled to exercise any and all rights and remedies available to any of them under the Credit Agreement, any other Credit Documents or any Hedge Agreement, as applicable, at law, in equity or otherwise without any further lapse of time, expiration of applicable grace periods or requirements of notice, all of which are hereby expressly waived by each Credit Party.  For the avoidance of doubt, the foregoing forbearance shall not prohibit the Agent Bank from delivering notices relating to any other Defaults, Events of Default or a Forbearance Termination Event.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1                                    Conditions to Effectiveness.  This Forbearance Agreement shall be effective on the first day that the following conditions have been satisfied (such date, the “Forbearance Effective Date”): (i) the Administrative Agent shall have received from the Majority Lenders, the Borrower, Holdings and the other Credit Parties, counterparts of this Forbearance Agreement signed on behalf of each such Person and (ii) the Administrative Agent shall have received a copy of the Subject Indenture Forbearance Agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the effectiveness of the Subject Indenture Forbearance Agreement shall have occurred (or shall occur substantially concurrently with the Forbearance Effective Date).

Section 3.2                                    Delegation to Administrative Agent.  The Administrative Agent is hereby authorized and directed to declare this Forbearance Agreement to be effective and to declare the occurrence of the Forbearance Effective Date when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in Section 3.1 or the waiver of such conditions as permitted in Section 13.01 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement and the Consenting Hedge Banks for all purposes.

ARTICLE IV
OTHER ACKNOWLEDGMENTS AND AGREEMENTS;
REPRESENTATIONS AND WARRANTIES

Section 4.1                                    Acknowledgement of Indebtedness.  The Borrower, Holdings and each other Credit Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with the terms of the Credit Documents, the Hedge Agreements and the Cash Management Agreements, and the Borrower, Holdings and each other Credit Party waives any defense, offset, counterclaim or recoupment with respect thereto.

Section 4.2                                    Ratification and Affirmation; Representations and Warranties.  Each of the Borrower, Holdings and each other Credit Party hereby (a) acknowledges the terms of this Forbearance Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document (including, with respect to the Guarantors, the Guarantee) to which it is a party and agrees that each Credit Document to which it is a party remains in full force and effect; (c) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Subject Hedge Agreement and agrees that each Subject Hedge Agreement remains in full force and effect; (d) represents and warrants to the Agent Bank, each Issuing Bank and the Consenting Lenders that as of the Forbearance Effective Date, other than with respect to the Specified Events of Default and after giving effect to the terms of this Forbearance Agreement that all of the representations and warranties contained in each Credit Document to which it is a party are true and correct in all material respects (or, if such representation or warranty is already qualified by materiality, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if such representation or warranty is already qualified by materiality, in all respects) as of such specified earlier date, and (e) represents and warrants to the Agent Bank, each Issuing Bank, the Consenting Lenders and the Consenting Hedge Banks that no Default, Event of Default or Hedge Default (in each case, other than the Specified Events of Default) has occurred and is continuing.  Each Credit Party hereby acknowledges, ratifies, reaffirms and agrees that the first priority (subject to Liens permitted by Section 10.2 of the Credit Agreement), perfected Liens and security interests created thereby in favor of the Collateral Agent in the Collateral, are and will remain in full force and effect and binding on such Credit Party, and are enforceable in accordance with their respective terms and applicable law.

Section 4.3                                    No Control.  No act committed or action taken by the Agent Bank prior to the Forbearance Effective Date under this Forbearance Agreement or the Credit Documents will be used, construed, or deemed to hold the Agent Bank to be in control of the Credit Parties, or the governance, management or operations of the Credit Parties for any purpose, without limitation, or to be participating in the management of the Credit Parties or acting as a “responsible person” or “owner or operator” or a person in “control” with respect to the governance, management or operation of the Credit Parties or their respective businesses (as such terms, or any similar terms, are used in the Code, Title 11 of the United States Code entitled “Bankruptcy”, or the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, each as may be amended from time to time, or any other federal or state statute, at law, in equity, or otherwise) by virtue of the interests, rights, and remedies granted to or conferred upon the Agent Bank under this Forbearance Agreement or the Credit Documents.

Section 4.4                                    No Obligation.  Each Credit Party hereby acknowledges and understands that upon the expiration or earlier termination of the Forbearance Period, if the Specified Events of Default have not been waived by written agreement in accordance with the Credit Agreement, or if there shall at any time exist any other Event of Default, then the Agent Bank, the Issuing Banks, the Consenting Lenders and the Consenting Hedge Banks shall have the right to proceed to exercise any or all available rights and remedies, which may include, without limitation, foreclosure on the Collateral and/or institution of legal or equitable proceedings.  The Agent Bank, each Issuing Bank, the Lenders and the Hedge Banks have not and shall have no obligation whatsoever to extend the maturity of any Obligations, waive any Default or Event of

Default, defer any payments, or further forbear from exercising their rights and remedies under the Credit Agreement, any other Credit Documents or any Hedge Agreement, as applicable, at law, in equity or otherwise.

Section 4.5                                    Review and Construction of Documents.  Each Credit Party hereby acknowledges, and represents and warrants to the Agent Bank, the Issuing Banks, the Consenting Lenders and the Consenting Hedge Banks that such Credit Party has (a) had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Forbearance Agreement with its legal counsel, (b) reviewed this Forbearance Agreement and fully understands the effects thereof and all terms and provisions contained herein, and (c) executed this Forbearance Agreement of its own free will and volition.  The recitals contained in this Forbearance Agreement shall be construed to be part of the operative terms and provisions of this Forbearance Agreement.

Section 4.6                                    Credit Document.  This Forbearance Agreement is a Credit Document for all purposes of the Credit Agreement and other Credit Documents.  To the extent of a conflict or inconsistency between this Forbearance Agreement and any other of the other Credit Documents, this Forbearance Agreement shall control.

Section 4.7                                    Lender Direction.  Each Issuing Bank, each Consenting Lender and each Consenting Hedge Bank hereby directs and authorizes each Agent Bank to enter into this Forbearance Agreement.

ARTICLE V
DISCLAIMER; WAIVER; RELEASE

Section 5.1                                    DISCLAIMER OF ANY CLAIMS, OFFSETS OR BREACHES.  IN ORDER TO INDUCE THE AGENT BANK, THE ISSUING BANKS, THE CONSENTING LENDERS AND THE CONSENTING HEDGE BANKS TO ENTER INTO THIS FORBEARANCE AGREEMENT, EACH OF THE BORROWER, HOLDINGS AND THE OTHER CREDIT PARTIES, ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, THE “RELEASING PARTIES”), ACKNOWLEDGES AND AGREES THAT: (A) NONE OF THE RELEASING PARTIES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE AGENT BANK, THE SWINGLINE LENDER, ANY ISSUING BANK, ANY CONSENTING LENDER OR ANY CONSENTING HEDGE BANK, IN EACH CASE, ALONG WITH ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, THE “RELEASED PARTIES”) RELATING TO OR ARISING OUT OF THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS, THE SUBJECT HEDGE AGREEMENTS, OR ANY AGREEMENT ENTERED INTO IN CONNECTION THEREWITH, IN EACH CASE, WHICH EXISTED ON OR PRIOR TO THE FORBEARANCE EFFECTIVE DATE, (B) TO THE KNOWLEDGE OF ANY OFFICER OF THE BORROWER, HOLDINGS OR ANY OTHER CREDIT PARTY, NONE OF THE RELEASING PARTIES HAS ANY OFFSET RIGHT, COUNTERCLAIM OR DEFENSE OF ANY KIND AGAINST ANY OF THEIR RESPECTIVE OBLIGATIONS, INDEBTEDNESS OR LIABILITIES TO THE AGENT BANK, THE SWINGLINE LENDER, ANY ISSUING BANK, ANY CONSENTING LENDER OR ANY CONSENTING HEDGE BANK, AND (C) EACH OF THE AGENT BANK, THE SWINGLINE LENDER, EACH ISSUING BANK, EACH CONSENTING LENDER AND

EACH CONSENTING HEDGE BANK HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO THE BORROWER, HOLDINGS AND ITS OR THEIR SUBSIDIARIES UNDER THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS AND ANY SUJBECT HEDGE AGREEMENT, IN EACH CASE, TO WHICH IT IS A PARTY.  EACH OF THE BORROWER, HOLDINGS AND THE OTHER CREDIT PARTIES WISHES TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THE AGENT BANK’S, THE SWINGLINE LENDER’S, ANY ISSUING BANK’S, ANY CONSENTING LENDER’S OR ANY CONSENTING HEDGE BANK’S RIGHTS, INTERESTS, CONTRACTS, OR REMEDIES UNDER THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS OR ANY SUBJECT HEDGE AGREEMENT, WHETHER KNOWN OR UNKNOWN, AS APPLICABLE.  FOR THE AVOIDANCE OF DOUBT, NOTHING HEREIN SHALL BE CONSTRUED TO MODIFY ANY OF THE OBLIGATIONS OF THE CONSENTING HEDGE BANKS UNDER THE SUBJECT HEDGE AGREEMENTS.

Section 5.2                                    WAIVER AND RELEASE.  THEREFORE, EACH OF THE BORROWER, HOLDINGS AND THE OTHER CREDIT PARTIES, ON BEHALF OF THE RELEASING PARTIES, UNCONDITIONALLY RELEASES, WAIVES AND FOREVER DISCHARGES (X) ANY AND ALL LIABILITIES, OBLIGATIONS, DUTIES, PROMISES OR INDEBTEDNESS OF ANY KIND OF THE AGENT BANK, THE SWINGLINE LENDER, ANY ISSUING BANK, ANY CONSENTING LENDER OR ANY CONSENTING HEDGE BANK TO THE RELEASING PARTIES, EXCEPT THE OBLIGATIONS TO BE PERFORMED BY ANY OF THEM ON OR AFTER THE DATE HEREOF AS EXPRESSLY STATED IN THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS OR ANY SUBJECT HEDGE AGREEMENT, AND (Y) ANY AND ALL CLAIMS, OFFSETS, CAUSES OF ACTION, SUITS OR DEFENSES OF ANY KIND WHATSOEVER (IF ANY), WHETHER ARISING AT LAW OR IN EQUITY, WHICH ANY CREDIT PARTY OWNS AND HOLDS AS OF THE DATE HEREOF, OR HAS AT ANY TIME PRIOR TO THE DATE HEREO OWNED OR HELD, WHETHER KNOWN OR UNKNOWN, WHICH THE RELEASING PARTIES MIGHT OTHERWISE HAVE AGAINST ANY OF THE RELEASED PARTIES, IN EACH CASE UNDER CLAUSE (X) OR CLAUSE (Y), (A) ON ACCOUNT OF ANY PAST OR PRESENTLY EXISTING CONDITION, ACT, OMISSION, REPRESENTATION, EVENT, CONTRACT, LIABILITY, OBLIGATION, INDEBTEDNESS, CLAIM, CAUSE OF ACTION, DEFENSE, CIRCUMSTANCE OR MATTER OF EACH AND EVERY KIND OR NATURE AND (B) RELATING TO OR ARISING OUT OF, IN ANY RESPECT, THE CREDIT AGREEMENT, THE CREDIT DOCUMENTS, ANY SUBJECT HEDGE AGREEMENT OR ANY AGREEMENT ENTERED INTO IN CONNECTION THEREWITH.  THE RELEASED PARTIES SHALL NOT BE LIABLE WITH RESPECT TO, AND EACH OF THE BORROWER, HOLDINGS AND THE OTHER CREDIT PARTIES HEREBY WAIVES, RELEASES, RELINQUISHES, AND COVENANTS AND AGREES NOT TO SUE FOR, ANY DAMAGES WHATSOVER, INCLUDING WITHOUT LIMITATION ANY SPECIAL, INDIRECT, CONSEQUENTIAL, LOST PROFIT, AND PUNITIVE DAMAGES RELATING TO OR ARISING OUT OF, IN ANY RESPECT, THE CREDIT AGREEMENT, THE OTHER CREDIT DOCUMENTS AND ANY SUBJECT HEDGE AGREEMENT, OR ARISING OUT OF ANY AND ALL ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE, ON OR AFTER THE DATE HEREOF).

Section 5.3                                    ACKNOWLEDGMENT OF CONSIDERATION.  THE RELEASING PARTIES ACKNOWLEDGE THAT THE FOREGOING DISCLAIMER OF CLAIMS, OFFSETS, AND BREACHES AND THE WAIVER AND RELEASE WAS SEPARATELY BARGAINED FOR AND IS A KEY ELEMENT OF THIS FORBEARANCE AGREEMENT.

ARTICLE VI
MISCELLANEOUS

Section 6.1                                    Counterparts. This Forbearance Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 6.2                                    GOVERNING LAW. THIS FORBEARANCE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FORBEARANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.3                                    WAIVER OF JURY TRIAL.  SECTION 13.15 OF THE CREDIT AGREEMENT IS INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

Section 6.4                                    FINAL AGREEMENT.  THIS FORBEARANCE AGREEMENT AND THE CREDIT DOCUMENTS AS INCORPORATED HEREIN REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 6.5                                    No Third-Party Beneficiaries.  No Person other than the Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders and Hedge Banks party hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

EPE ACQUISITION LLC (SUCCESSOR TO EPE HOLDINGS LLC)

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page — Forbearance Agreement

EVEREST ACQUISITION FINANCE INC.

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY GLOBAL LLC

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY MANAGEMENT, L.L.C.

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY RESALE COMPANY, L.L.C.

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

EP ENERGY E&P COMPANY, L.P.

By:	/s/ Kyle A. McCuen
	Name:	Kyle A. McCuen
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page — Forbearance Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent, an Issuing Bank, a Lender and a Hedge Bank

By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

Signature Page — Forbearance Agreement

CITIBANK, N.A., as LC Issuer

By:	/s/ William Washburn
	Name:	William Washburn
	Title:	Vice President

Signature Page — Forbearance Agreement

CITIBANK, NA, as a Lender

By:	/s/ Paul Giarratano
	Name:	Paul Giarratano
	Title:	Vice President

Signature Page — Forbearance Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Marc Maslanka
	Name:	Marc Maslanka
	Title:	Vice President

Signature Page — Forbearance Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Didler Siffer
	Name:	Didler Siffer
	Title:	Authorized Signatory

By:	/s/ Bryan J. Matthews
	Name:	Bryan J. Matthews
	Title:	Authorized Signatory

Signature Page — Forbearance Agreement

CREDIT SUISSE LOAN FUNDING, as a Lender

By:	/s/ Christopher S. Campbell
	Name:	Christopher S. Campbell
	Title:	Director

Signature Page — Forbearance Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Amy G. Josephson
	Name:	Amy G. Josephson
	Title:	Authorized Signatory

Signature Page — Forbearance Agreement

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ MICHAEL BOROWIECKI
	Name:	MICHAEL BOROWIECKI
	Title:	AUTHORIZED SIGNATORY

Signature Page — Forbearance Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Toshitake Funaki
	Name:	Toshitake Funaki
	Title:	MD&GM

Signature Page — Forbearance Agreement

DNB CAPITAL LLC, as a Lender

By:	/s/ James Grubb
	Name:	James Grubb
	Title:	First Vice President

By:	/s/ Andrea Ozbolt
	Name:	Andrea Ozbolt
	Title:	First Vice President

Signature Page — Forbearance Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

Signature Page — Forbearance Agreement

CITIBANK, N.A., as a Hedge Bank

By:	/s/ William Washburn
	Name:	William Washburn
	Title:	Vice President

Signature Page — Forbearance Agreement

DNB BANK ASA, as a Hedge Bank

By:	/s/ Mita Zalavadia
	Name:	Mita Zalavadia
	Title:	Assistant Vice President

By:	/s/ Samantha Stone
	Name:	Samantha Stone
	Title:	Assistant Vice President

Signature Page — Forbearance Agreement

Schedule I

Subject Hedge Agreements

1992 ISDA Master Agreement, dated as of July 17, 2012, between Citibank, N.A. and EP Energy LLC

1992 ISDA Master Agreement, dated as of May 24, 2012, between JPMorgan Chase Bank, National Association and EP Energy LLC

1992 ISDA Master Agreement, dated as of April 11, 2017, between DNB Bank ASA and EP Energy LLC